Exhibit 99.3

Confirmation of Forward Stock Sale Transaction

April 14, 2004

ML Ref: [    ]

To:	U.S.I. Holdings Corporation
555 Pleasantville Road
Suite 160 South
Briarcliff Manor, New York 10510

From:	Merrill Lynch International
Ropemaker Place
25 Ropemaker Street
London, England EC2Y 9L4

From:	Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Solely as Agent
tel: (212) 449-3149
fax: (212) 449-2697

Dear Sirs,

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

1.	The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”) and the 2002 ISDA Equity Derivatives Definitions (the “2002 Definitions” and, together with the 2000 Definitions, the “Definitions”), each as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the 2002 Definitions and the 2000 Definitions, the 2002 Definitions will govern. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of the Transaction to which this Confirmation relates; provided, however, that this Confirmation, shall supplement, form a part of, and be subject to, an agreement (the “Agreement”) in the form of the Master Agreement (Multicurrency—Cross Border) published by ISDA as if Party A and Party B had executed an agreement in such form on the Trade Date (without any Schedule thereto but as supplemented in the manner provided in Section 5 hereof). All provisions contained in, or incorporated by reference into, the Agreement will govern this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for purposes of the Transaction to which this Confirmation relates. The parties hereby agree that no Transaction other than (i) the Transaction to which this Confirmation relates and (ii) any other Transactions with respect to the Shares of Party B that may be entered into between the parties hereto subsequent to the the date hereof (and which Transactions specifically refer to the Agreement referred to herein) shall be governed by the Agreement.

Party A and Party B each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Party A:	Merrill Lynch International.

Party B:	U.S.I. Holdings Corporation

Trade Date:	April 14, 2004.

Effective Date:	April 20, 2004

Base Amount:	Initially, 875,000 Shares; provided that the parties may increase the Base Amount pursuant to Section 2(b) of the Purchase Agreement (as defined in Section 3 hereof). On each Settlement Date, the Base Amount shall be reduced by the number of Settlement Shares for such Settlement Date.

Maturity Date:	April 20, 2005

Forward Price:	On the Effective Date, the Initial Forward Price, and on any other day, the Forward Price on the immediately preceding calendar day multiplied by the sum of (i) 1 plus (ii) the Daily Rate for such day.

Initial Forward Price:	USD $13.984 per Share.

Daily Rate:	For any day, (i)(A) USD-Federal Funds Rate for such day minus (B) the Spread divided by (ii) 365.

USD-Federal Funds Rate	For any day, the rate set forth for such day opposite the caption “Federal funds”, as such rate is displayed on the page “FedsOpen <Index> <GO>“ on the BLOOMBERG Professional Service, or any successor page.

Spread:	1.00%

Shares:	Common Stock, $0.01 par value per share, of U.S.I. Holdings Corporation (the “Issuer”) (Exchange identifier: “USIH”).

Exchange:	NASDAQ.

Related Exchange(s):	The principal exchanges(s) for options contracts or futures contracts, if any, with respect to the Shares.

Clearance System:	DTC.

Calculation Agent:	Merrill Lynch International.

Settlement Terms:

Settlement Date:	Any Exchange Business Day following the Effective Date and up to and including the Maturity Date, as designated by Party B in a written notice (a “Settlement Notice”) delivered to Party A at least ten Exchange Business Days prior to such Settlement Date, which may be the Maturity Date; provided that the Maturity Date shall be a Settlement Date if on such date the Base Amount is greater than zero; and provided further that no more than three Settlement Dates other than the Maturity Date may be designated by Party B except that additional Settlement Dates may be designated to the extent required in order for Party B to reduce the Base Amount in order to comply with its agreement (c) in the “Additional Representations, Warranties and Agreements of Party B” herein in connection with repurchases it is required to make pursuant to agreements to which it is a party as of the Trade Date (it being understood that any such additional Settlement Date shall take place at least five (5) Exchange Business Days before such repurchases and the number of Settlement Shares designated shall be at least 100% of the shares Party B estimates in good faith it must issue in order to comply with its agreement (c) in “Additional Representations, Warranties and Agreements of Party B” herein).

Settlement Shares:	With respect to any Settlement Date, a number of Shares, not to exceed the Base Amount, designated as such by Party B in the related Settlement Notice; provided that on the Maturity Date the number of Settlement Shares shall be equal to the Base Amount on such date.

Physical Settlement:	On any Settlement Date Party B shall deliver to Party A a number of Shares equal to the Settlement Shares for such Settlement Date, and Party A shall deliver to Party B, by wire transfer of immediately available funds to an account designated by Party B, an amount in cash equal to the Physical Settlement Amount for such Settlement Date, on a delivery versus payment basis.

Physical Settlement Amount:	For any Settlement Date, an amount in cash equal to the product of the Forward Price on such Settlement Date and the number of Settlement Shares for such Settlement Date.

Settlement Currency:	USD.

Failure to Deliver:	Applicable.

Adjustments:

Method of Adjustment:	Calculation Agent Adjustment.

Extraordinary Events:

Nationalization, Insolvency or Delisting:	Cancellation and Payment.

Additional Disruption Events:	Change In Law is applicable.

Account Details:

Payments to Party A:	To be advised under separate cover or telephone confirmed prior to each Payment Date.

Payments to Party B:	To be advised under separate cover or telephone confirmed prior to each Payment Date.

Delivery of Shares to Party A:	To be advised.

3.	Other Provisions:

Conditions to Effectiveness:

The effectiveness of this Confirmation on the Effective Date shall be subject to (i) the condition that the representations and warranties of Party B contained in the Purchase Agreement dated the date hereof among Party B, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. as Representatives of the Several Underwriters (the “Purchase Agreement”) and any certificate delivered pursuant thereto by Party B be true and correct on the Effective Date as if made as of the Effective Date, (ii) the condition that Party B have performed all of the obligations required to be performed by it under the Purchase Agreement on or prior to the Effective Date, (iii) the satisfaction of all of the conditions set forth in Section 5 of the Purchase Agreement and (iv) the condition that none of the following has occurred (A) Party A is unable to borrow and deliver for sale a number of Shares equal to the Base Amount, or in Party A’s sole judgment either it is impracticable to do so or Party A would incur a stock loan cost of more than 40 basis points per annum to do so (in which event this Confirmation shall be effective but the Base Amount for this Transaction shall be the number of Shares Party A is required to deliver in accordance with Section 2(a)(ii) and 2(b)(ii) of the Purchase Agreement).

Additional Representations, Warranties and Agreements of Party B: Party B hereby represents and warrants to, and agrees with, Party A as of the date hereof that:

(a)	Any Shares, when issued and delivered in accordance with the terms of the Transaction, will be duly authorized and validly issued, fully paid and nonassessable, and the issuance thereof will not be subject to any preemptive or similar rights.

(b)	Party B has reserved and will keep available, free from preemptive rights, out of its authorized but unissued Shares, solely for the purpose of issuance upon settlement of the Transaction as herein provided, the full number of Shares as shall then be issuable upon settlement of the Transaction. All Shares so issuable shall, upon such issuance, be accepted for listing or quotation on the Exchange.

(c)	Party B agrees not to repurchase any Shares if, immediately following such repurchase, the Base Amount would be equal to or greater than 8.0% of the number of then-outstanding Shares.

(d)	Party B is not insolvent, nor will Party B be rendered insolvent as a result of this Transaction.

Covenant of Party B:

The parties acknowledge and agree that any Shares delivered by Party B to Party A on any Settlement Date will be newly issued Shares and when delivered by Party A (or an affiliate of Party A) to securities lenders from whom Party A (or an affiliate of Party A) borrowed Shares in connection with hedging its exposure to the Transaction will be freely saleable without further registration or other restrictions under the Securities Act of 1933, as amended, in the hands of those securities lenders, irrespective of whether such stock loan is effected by Party A or an affiliate of Party A to hedge Party A’s exposure under the Transaction. Accordingly, Party B agrees that the Settlement shares that it delivers to Party A on each Settlement Date will not bear a restrictive legend and that such Settlement Shares will be deposited in, and the delivery thereof shall be effected through the facilities of, the Clearance System.

Covenants of Party A:

(a)	Party A shall use its best efforts to maintain its hedge of its exposure to the Transaction by borrowing sufficient Shares from lenders.

(b)	Party A shall use any Shares delivered by Party B to Party A on any Settlement Date to return to securities lenders.

Acceleration Events: An Acceleration Event shall occur if:

(a)	Stock Borrow Events. Notwithstanding any other provision hereof, if, in the judgment of the Calculation Agent (i) Party A is unable to hedge Party A’s exposure to the Transaction because (A) of the lack of sufficient Shares being made available for Share borrowing by lenders, or (B) it is otherwise commercially impracticable or (ii) Party A would incur a cost to borrow Shares to hedge its exposure to the Transaction that is greater than 40 basis points per annum (each of (i) and (ii) a “Stock Borrow Event”), then Party A shall have the right to designate any Exchange Business Day to be a Settlement Date on at least two Exchange Business Days’ notice, and to select the number of Settlement Shares for such Settlement Date; provided that the number of Settlement Shares for any Settlement Date so designated by Party A shall not exceed the number of Shares as to which such inability or higher cost exists; or

(b)	Share Price Reduction. Notwithstanding any other provision hereof, but subject to clause (a) of this provision, if the average of the closing bid and offer prices or, if available, the closing sale price per Share on the Exchange for the regular trading session on any Exchange Business Day occurring after the Trade Date is less than or equal to $7.00, Party A shall have the right to designate any Exchange Business Day to be a Settlement Date on at least ten Exchange Business Days’ notice, and to select the number of Settlement Shares for such Settlement Date;

(c)	Dividends and Other Distributions. Notwithstanding any other provision hereof, but subject to clause (a) hereof, if on any Exchange Business Day occurring after the Trade Date Party B declares a distribution, issue or dividend to existing holders of the Shares of (i) a cash dividend or (ii) share capital or securities of another issuer acquired or owned (directly or indirectly) by Party B as a result of a spin-off or other similar transaction or (iii) any other type of securities, rights or warrants or other assets, in any case for payment (cash or other consideration) at less than the prevailing market price as determined by Party A, then the second Exchange Business Day prior to the date the Shares commence trading on the Exchange without rights to such distribution, issue or dividend shall be a Settlement Date for the entire Transaction; or

(d)	Board Approval of Merger. Notwithstanding any other provision hereof, if on any day occurring after the Trade Date the board of directors of Party B votes to approve any action that, if consummated, would constitute a Merger Event, then the second Exchange Business Day following such vote shall be a Settlement Date for the entire Transaction. Party B shall promptly notify Party A of any such vote.

Other Forward:

Party A acknowledges that Party B has entered into a substantially identical forward transaction for its Shares on the date hereof (the “Other Forward”) with an affiliate of J.P. Morgan Securities Inc. (such affiliate, the “Other Dealer”). Party A and Party B agree that if Party B designates a Settlement Date with respect to the Other Forward, Party B shall make a pro rata designation with respect to this Transaction.

Assignment:

Party A may assign or transfer any of its rights or duties hereunder to any affiliate of Party A or any entity organized or sponsored by Party A without the prior written consent of Party B; provided, however, that such assignee’s obligations shall be guaranteed by Merrill Lynch & Co., Inc. in accordance with the Agreement. Notwithstanding any other provision of this Confirmation to the contrary requiring or allowing Party A to purchase or receive any Shares from Party B, Party A may designate any of its affiliates to purchase or receive such Shares or otherwise to perform Party A’s obligations in respect of this Transaction and any such designee may assume such obligations, and Party A shall be discharged of its obligations to Party B to the extent of any such performance.

Matters relating to Agent:

(a)	As a broker-dealer registered with the U.S. Securities and Exchange Commission, Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as Agent, will be responsible for (i) effecting the Transaction, (ii) issuing all required confirmations and statements to Party A and Party B and (iii) maintaining books and records relating to the Transaction.

(b)	Merrill Lynch, Pierce, Fenner & Smith Incorporated shall act as “agent” for Party A and Party B within the meaning of Rule 15a-6 under the Securities Exchange Act of 1934 in connection with the Transaction.

(c)	The Agent, in its capacity as such, shall have no responsibility or liability (including, without limitation, by way of guarantee, endorsement or otherwise) to Party A or Party B or otherwise in respect of the Transaction, including, without limitation, in respect of the failure of Party A or Party B to pay or perform under this Confirmation, except for its gross negligence or willful misconduct in performing its duties as Agent hereunder.

(d)	Each of Party A and Party B agree to proceed solely against the other to collect or recover any securities or monies owing to Party A or Party B, as the case may be, in connection with or as a result of the Transaction.

(e)	The Agent will be Party A’s agent for service of process for the purpose of Section 13(c) of the Agreement.

Indemnity

Party B agrees to indemnify Party A and its affiliates and their respective directors, officers, agents and controlling parties (Party A and each such affiliate or person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint and several, to which such Indemnified Party may become subject under, in connection with, relating to, or arising out of, this Agreement or Transaction with respect to any applicable securities laws and will reimburse any Indemnified Party for all reasonable expenses (including reasonable legal fees and reasonable expenses) as they are incurred in connection with the investigation of, preparation for, or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto. Party B will not be liable under this Indemnity paragraph to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court to have resulted from Party A’s gross negligence, fraud, bad faith and/or willful misconduct.

Miscellaneous

Non-Reliance:	Applicable

Additional Acknowledgements:	Applicable

4.	The Agreement is further supplemented by the following provisions:

Share Settlement upon Certain Events:

Notwithstanding anything to the contrary herein, in the Agreement or in the Definitions, if at any time (i) an Early Termination Date occurs and Party B would be required to make a payment pursuant to Sections 6(d) and 6(e) of the Agreement or (ii) a Nationalization, Insolvency or Delisting occurs and Party B would be required to make a payment under Section 12.6 of the 2002 Definitions, then in lieu of such payment, such Early Termination Date or the date such payment would otherwise have been due under Section 12.6 of the 2002 Definitions, as the case may be, shall be a Settlement Date for the entire Transaction.

Agreement Regarding Set-off:

The last sentence of the first paragraph of Section 6(e) of the Agreement shall not apply with respect to the Transaction to the extent that any of the events described in Section 5(a)(vii) of the Agreement occurs with respect to Party B. Obligations under this Transaction shall not be set off against any other obligations of the parties, whether arising under the Agreement, this Confirmation, any other agreement between the parties hereto, by operation of law or otherwise and no other obligations of the parties shall be set off against obligations under this Transaction. Each party hereby waives any such right of setoff.

Bankruptcy Rights:

In the event of Party B’s bankruptcy, Party A acknowledges and agrees that this Confirmation is not intended to convey to it rights with respect to this Transaction that are senior to the claims of common stockholders. For the avoidance of doubt, the parties acknowledge and agree that Party A’s rights with respect to any other claim arising from this Transaction prior to Party B’s bankruptcy shall remain in full force and effect and shall not be otherwise abridged or modified in connection herewith.

Miscellaneous:

(a)	Addresses for Notices. For the purpose of Section 12(a):

Address for notices or communications to Party A:

Address:	c/o Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Four World Financial Center
North Tower, 5th Floor
New York, NY 10080
Attention:	Equity-Linked Capital Markets
Telephone No.:	(212) 449-6763
Facsimile No.:	(212) 738-1069

Address for notices or communications to Party B:

Address:	U.S.I. Holdings Corporation
555 Pleasantville Road
Suite 160 South
Briarcliff Manor, New York 10510
Attention:	General Counsel

(b)	Waiver of Right to Trial by Jury. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Confirmation or any Credit Support Document. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Confirmation by, among other things, the mutual waivers and certifications in this Section.

5.	ISDA Master Agreement

With respect to the Agreement, Party A and Party B each agree as follows:

Specified Entities:

(i) in relation to Party A, for the purposes of:

Section 5(a)(v):             not applicable

Section 5(a)(vi):             not applicable

Section 5(a)(vii):            not applicable

Section 5(b)(iv):             not applicable

and (ii) in relation to Party B, for the purposes of:

Section 5(a)(v):             not applicable

Section 5(a)(vi):            not applicable

Section 5(a)(vii):           not applicable

Section 5(b)(iv):            not applicable

“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

The “Cross Default” provisions of Section 5(a)(vi) of the Agreement will apply to Party A and to Party B; provided that such provision shall be amended by deleting in the seventh line thereof the words “or becoming capable at such time of being declared.”

“Specified Indebtedness” will have the meaning specified in Section 14 of the Agreement.

“Threshold Amount” with respect to Party A means USD 100,000,000 or the U.S. dollar equivalent in any other currency or currencies) and with respect to Party B means USD 35,000,000.

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Agreement will not apply to Party A or Party B.

The “Automatic Early Termination” provision of Section 6(a) of the Agreement will not apply to Party A and to Party B.

Payments on Early Termination for the purpose of Section 6(e) of the Agreement: (i) Loss shall apply; and (ii) the Second Method shall apply.

“Termination Currency” means USD.

Additional Termination Event. The following shall constitute an Additional Termination Event: None

Tax Representations:

(I)	For the purpose of Section 3(e) of the Agreement, each party represents to the other party that it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e)

of the Agreement) to be made by it to the other party under the Agreement. In making this representation, each party may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement; provided that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(II)	For the purpose of Section 3(f) of the Agreement, each party makes the following representations to the other party:

(i)	Party A represents that it is a corporation organized under the laws of England and Wales.

(ii)	Party B represents that it is a corporation incorporated under the laws of the State of Delaware.

Tax Forms: For the purpose of Section 4(a)(i) of the Agreement, each party agrees to deliver the following documents to the other party:

For the purpose of Sections 3(d), 4(a)(i) and (ii) of the Agreement, each party agrees to deliver the following documents:

Tax forms, documents or certificates to be delivered are:

Each party agrees to complete (accurately and in a manner reasonably satisfactory to the other party), execute, and deliver to the other party, United States Internal Revenue Service Form W-9 or W-8 BEN, or any successor of such form(s): (i) before the first payment date under this agreement; (ii) promptly upon reasonable demand by the other party; and (iii) promptly upon learning that any such form(s) previously provided by the other party has become obsolete or incorrect.

Other documents to be delivered:-

Party Required to Deliver Document	Document Required to be Delivered	When Required	Covered by Section 3(d) Representation
Party A and Party B	Evidence of the authority and true signatures of each official or representative signing this Confirmation	Upon or before execution and delivery of this Confirmation	Yes

Party A and Party B	Certified copy of the resolution of the Board of Directors or equivalent document authorizing the execution and delivery of this Confirmation	Upon or before execution and delivery of this Confirmation	Yes

Party A and Party B	Copy of its most recent annual report containing audited financial statements	Promptly upon request by the other party	Yes

Party A	Guarantee of its Credit Support Provider, substantially in the form of Exhibit A attached hereto, together with evidence of the authority and true signatures of the signatories, if applicable	Upon or before execution and delivery of this Confirmation	Yes

Addresses for Notices: For the purpose of Section 12(a) of the Agreement:

Address for notices or communications to Party A:

Address:	Merrill Lynch International
Merrill Lynch Financial Centre
2 King Edward Street, London EC1A 1HQ
Attention:	Manager, Fixed Income Settlements
Facsimile No.:	207 995 2004	Telephone No.: 207 9995 3769

(For all purposes)

Additionally, a copy of all notices pursuant to Sections 5, 6, and 7 as well as any changes to Party B’s address, telephone number or facsimile number should be sent to:

GMI Counsel

Merrill Lynch World Headquarters

4 World Financial Center

New York, New York 10080

Attention: Global Equity Derivatives

Facsimile No.: 212 449-6576 Telephone No.: 212 449-6309

Address for notices or communications to Party B for all purposes:

U.S.I. Holdings Corporation

555 Pleasantville Road

Suite 160 South

Briarcliff Manor, New York 10510

Attention: General Counsel

Process Agent: For the purpose of Section 13(c) of the Agreement, Party A appoints as its process agent:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

222 Broadway, 16th Floor

New York, NY 10038

Attention: Litigation Department

Party B does not appoint a Process Agent.

Multibranch Party. For the purpose of Section 10(c) of the Agreement: Neither Party A nor Party B is a Multibranch Party.

Calculation Agent. The Calculation Agent is Party A.

Credit Support Document.

Party A: Guarantee of Merrill Lynch & Co. in the form attached hereto as Exhibit A.

Party B: None

Credit Support Provider.

With respect to Party A: Merrill Lynch & Co. and with respect to Party B, Not Applicable.

Governing Law. This Confirmation will be governed by, and construed in accordance with, the laws of the State of New York.

Netting of Payments. The provisions of Section 2(c) of the Agreement shall be applicable to this Transaction.

Accuracy of Specified Information. Section 3(d) of the Agreement is hereby amended by adding in the third line thereof after the word “respect” and before the period the words “or, in the case of audited or unaudited financial statements or balance sheets, a fair presentation of the financial condition of the relevant person.”

Basic Representations. Section 3(a) of the Agreement is hereby amended by the deletion of “and” at the end of Section 3(a)(iv); the substitution of a semicolon for the period at the end of Section 3(a)(v) and the addition of Sections 3(a)(vi), as follows:

Eligible Contract Participant; Line of Business. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000 and it has entered into this Confirmation and this Transaction in connection with its business or a line of business (including financial intermediation), or the financing of its business.

Amendment of Section 3(a)(iii). Section 3(a)(iii) of the Agreement is modified to read as follows:

No Violation or Conflict. Such execution, delivery and performance do not materially violate or conflict with any law known by it to be applicable to it, any provision of its constitutional documents, any order or judgment of any court or agency of government applicable to it or any of its assets or any material contractual restriction relating to Specified Indebtedness binding on or affecting it or any of its assets.

Amendment of Section 3(a)(iv). Section 3(a)(iv) of the Agreement is modified by inserting the following at the beginning thereof:

“To such party’s best knowledge,”

Additional Representations:

Party B Representations. Party B (i) has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of entering into this Transaction; (ii) has consulted with its own legal, financial, accounting and tax advisors in connection with this Transaction; and (iii) is entering into this Transaction for a bona fide business purpose.

Party B is not and has not been the subject of any civil proceeding of a judicial or administrative body of competent jurisdiction that could reasonably be expected to impair materially Party B’s ability to perform its obligations hereunder.

Party B will by the next succeeding Business Day notify Party A upon obtaining knowledge of the occurrence of any event that would constitute an Event of Default, a Potential Event of Default or a Potential Adjustment Event.

As of the date hereof, Party B is not insolvent.

FDICIA Representation. Party A represents that it is a “financial institution” for purposes of Section 402 of the Federal Deposit Insurance Corporation Improvement Act of 1991, as amended (the “Statute”), and the regulations promulgated pursuant thereto because either (A) it is a broker or dealer, a depository institution or a futures commission merchant (as such terms are defined in the Statute) or (B) it will engage in financial contracts (as so defined) as a counterparty on both sides of one or more financial markets (as so defined) and either (I) had one or more financial contracts of a total gross dollar value of at least $1 billion in notional principal amount outstanding on any day during the previous 15-month period with counterparties that are not its affiliates or (II) had total gross mark-to-market positions of at least $100 million (aggregated across counterparties) in one or more financial contracts on any day during the previous 15-month period with counterparties that are not its affiliates.

Acknowledgements:

(1) The parties acknowledge and agree that there are no other representations, agreements or other undertakings of the parties in relation to this Transaction, except as set forth in this Confirmation.

(2) The parties hereto intend for:

(a) this Transaction to be a “securities contract” as defined in Section 741(7) of Title 11 of the United States Code (the “Bankruptcy Code”), qualifying for the protections under Section 555 of the Bankruptcy Code;

(b) a party’s right to liquidate this Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the Agreement with respect to the other party to constitute a “contractual right” as defined in the Bankruptcy Code;

(c) any cash, securities or other property provided as performance assurance, credit, support or collateral with respect to this Transaction to constitute “margin payments” as defined in the Bankruptcy Code;

(d) Party A to be a “financial institution” within the meaning of Section 101(22) of the Bankruptcy Code; and

(e) all payments for, under or in connection with this Transaction, all payments for the Shares and the transfer of such Shares to constitute “settlement payments” as defined in the Bankruptcy Code.

Amendment of Section 6(d)(ii). Section 6(d)(ii) of the Agreement is modified by deleting the words “on the day” in the second line thereof and substituting therefor “on the day that is three Local Business Days after the day”. Section 6(d)(ii) is further modified by deleting the words “two Local Business Days” in the fourth line thereof and substituting therefor “three Local Business Days.”

Amendment of Definition of Reference Market-Makers. The definition of “Reference Market-Makers” in Section 14 is hereby amended by adding in the fourth line thereof after the word “credit” the words “or to enter into transactions similar in nature to Transactions.”

Consent to Recording. Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Confirmation.

Severability. If any term, provision, covenant or condition of this Confirmation, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable in whole or in part for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Confirmation had been executed with the invalid or unenforceable provision eliminated, so long as this Confirmation as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Confirmation and the deletion of such portion of this Confirmation will not substantially impair the respective benefits or expectations of parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 of the Agreement (or any definition or provision in Section 14 to the extent that it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

Affected Parties. For purposes of Section 6(e) of the Agreement, each party shall be deemed to be an Affected Party in connection with Illegality and any Tax Event.

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Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

MERRILL LYNCH INTERNATIONAL

By:	/s/ BRIAN LESSIG
Name:	Brian Lessig
Title:	Vice President

Confirmed as of the date first written above:

U.S.I. HOLDINGS CORPORATION

By:	/s/ DAVID L. ESLICK
Name:	David L. Eslick
Title:	Chairman, President and Chief Executive Officer

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Agent

By:	/s/ BRIAN LESSIG
Name:	Brian Lessig
Title:	Vice President

EXHIBIT A

GUARANTEE OF MERRILL LYNCH & CO., INC.

FOR VALUE RECEIVED, receipt of which is hereby acknowledged, MERRILL LYNCH & CO., INC., a corporation duly organized and existing under the laws of the State of Delaware (“ML & Co.”), hereby unconditionally guarantees to U.S.I. Holdings Corporation (the ”Company”), the due and punctual payment of any and all amounts payable by Merrill Lynch International, a company organized under the laws of England and Wales (“ML”), under the terms of the Master Agreement between the Company and ML, dated as of April 14, 2004 (the “Agreement”), including, in case of default, interest on any amount due, when and as the same shall become due and payable, whether on the scheduled payment dates, at maturity, upon declaration of termination or otherwise, according to the terms thereof. In case of the failure of ML punctually to make any such payment, ML & Co. hereby agrees to make such payment, or cause such payment to be made, promptly upon demand made by the Company to ML & Co.; provided, however that delay by the Company in giving such demand shall in no event affect ML & Co.’s obligations under this Guarantee. This Guarantee shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment guaranteed hereunder, in whole or in part, is rescinded or must otherwise be returned by the Company upon the insolvency, bankruptcy or reorganization of ML or otherwise, all as though such payment had not been made. This is a guarantee of payment in full, not collection.

ML & Co. hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement; the absence of any action to enforce the same; any waiver or consent by the Company concerning any provisions thereof; the rendering of any judgment against ML or any action to enforce the same; or any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or a defense of a guarantor. ML & Co. covenants that this guarantee will not be discharged except by complete payment of the amounts payable under the Agreement. This Guarantee shall continue to be effective if ML merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.

ML & Co. hereby waives diligence; presentment; protest; notice of protest, acceleration, and dishonor; filing of claims with a court in the event of insolvency or bankruptcy of ML; all demands whatsoever, except as noted in the first paragraph hereof; and any right to require a proceeding first against ML.

ML & Co. hereby certifies and warrants that this Guarantee constitutes the valid obligation of ML & Co. and complies with all applicable laws.

This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

This Guarantee may be terminated at any time by notice by ML & Co. to the Company given in accordance with the notice provisions of the Agreement, effective upon receipt of such notice by the Company or such later date as may be specified in such notice; provided, however, that this Guarantee shall continue in full force and effect with respect to any obligation of ML under the Agreement entered into prior to the effectiveness of such notice of termination.

This Guarantee becomes effective concurrent with the effectiveness of the Agreement, according to its terms.

IN WITNESS WHEREOF, ML & Co. has caused this Guarantee to be executed in its corporate name by its duly authorized representative.

MERRILL LYNCH & CO., INC.

By:	/s/ PATRICIA KROPIEWNICKI
Name:	Patricia Kropiewnicki
Title:	Designated Signatory
Date:	4-14-04

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